                                                 Filed Pursuant to Rule 497(e)
                                                 Registration File No.: 2-66935


PROSPECTUS                                                 DATED AUGUST 1, 1998
CLASS A, CLASS B AND CLASS C                         AS AMENDED OCTOBER 6, 1998

                         DAVIS INTERMEDIATE INVESTMENT
                             GRADE BOND FUND, INC.
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279

MINIMUM INVESTMENT                          PLANS AVAILABLE
Initial Purchase $1,000                     Individual Retirement Account (IRA)
For Retirement Plans $250                   Prototype Retirement Plans
Subsequent Investment $25                   Exchange Privilege
                                            Automatic Investment Plan
                                            Automatic Withdrawals Plan

         Davis Intermediate Investment Grade Bond Fund, Inc. (the "Fund") seeks primarily to achieve a high level of current income. The Fund also seeks to achieve capital growth so long as such objective is consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of U.S. dollar denominated investment grade debt securities while maintaining an average maturity of five to ten years. Investors should carefully review the risks associated with an investment in the Fund. See "Investment Objectives and Policies."

         The Fund offers four classes of shares, Class A, B, C and Y, each having different expense levels and sales charges. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares and other circumstances. The Class Y shares, available only to certain qualified institutional investors, are offered through a separate prospectus. For more information about the Class Y shares, see "Purchase of Shares - Alternative Purchase Arrangements."

         This Prospectus concisely sets forth information about the Class A, Class B and Class C shares of the Fund that prospective investors should know before investing. It should be read carefully and retained for future reference. A Statement of Additional Information dated August 1, 1998 as amended October 6, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information and other information about the Fund may be obtained without charge by writing to or calling the Fund at the above address or telephone number.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

         FUND EXPENSES. The following table is intended to assist you in understanding the various costs and expenses that an investor in the Class A, B, and C shares of the Fund will bear directly or indirectly. The information is based on the Fund's fiscal year ended March 31, 1998. Prior to October 6, 1998, the Fund invested primarily in high yield, high risk securities. The management fees and total fund operating expenses for the fiscal year ended March 31, 1998, reflected the higher fees associated with managing a portfolio of high yield, high risk securities. As of October 6, 1998, the management fees have been reduced. You can refer to the section "Adviser, Sub-Adviser and Distributor" and "Purchase of Shares" for more information on transaction and operating expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES                                       Class A           Class B          Class C
--------------------------------                                       -------           -------          -------
Maximum sales load imposed on purchases.............................    4.75%             None             None
Maximum sales load imposed on reinvested dividends..................    None              None             None
Deferred sales load (a declining percentage of the
   lesser of the net asset value of the shares
   redeemed or the total cost of such shares)
         Redeemed during first year.................................    0.75%(1)          4.00%            1.00%
         Redeemed during second or third year.......................    None              3.00%            None
         Redeemed during fourth or fifth year.......................    None              2.00%            None
         Redeemed during sixth year.................................    None              1.00%            None
         Redeemed after sixth year..................................    None              None             None
Exchange Fee........................................................    None              None             None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------

Management fees(2)..................................................    0.70%             0.70%            0.70%
12b-1 fees(3).......................................................    0.23%             1.00%            1.00%
Other expenses......................................................    0.47%             0.46%            0.39%
                                                                        -----             -----            -----
Total Fund operating expenses(2)....................................    1.40%             2.16%            2.09%

(1) On certain Class A shares purchased at net asset value without a sales load after August 1, 1997, and redeemed during the first year after purchase, there is a 0.75% deferred sales charge.

(2) The Management fees and total fund operating expenses in the table reflect the management fees through the fiscal year ended March 31, 1998. As of October 6, 1998, management fees have been reduced.

(3) The effect of a Rule 12b-1 plan is that long-term shareholders may pay more than the maximum front-end sales charge permitted under applicable rules of the National Association of Securities Dealers, Inc.

Example:

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and (except as provided below) redemption at the end of each time period:

                                                               1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                                               ------     -------      -------     --------
Class A..................................................       $61         $90         $120         $207
Class B..................................................       $62         $98         $136         $220
Class B (assuming no redemption at end of period)........       $22         $68         $116         $220
Class C .................................................       $31         $65         $112         $242
Class C (assuming no redemption at end of period)........       $21         $65         $112         $242

         THE 5% RATE USED IN THE EXAMPLE IS ONLY FOR ILLUSTRATION AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. FUTURE EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

         The Example is based upon total fund operating expenses which include the management fees in effect through the fiscal year ended March 31, 1998. As of October 6, 1998, management fees have been reduced.

         THE FUND. Davis Intermediate Investment Grade Bond Fund, Inc. is an open-end, diversified management investment company incorporated in Maryland in 1980, and is registered under the Investment Company Act of 1940.

         The Fund offers four classes of shares, Class A, B, C and Y. Class A shares may be purchased at a price equal to their net asset value per share plus a front-end sales charge imposed at the time of purchase. Purchases of $1 million or more of Class A shares may be purchased at net asset value, but shares purchased at net asset value without a sales load after August 1, 1997, are subject to a 0.75% contingent deferred sales charge ("CDSC") on redemptions made within one year of purchase. Class B shares may be purchased at net asset value, with no front-end sales charge, but are subject to a CDSC on most redemptions made within six years after purchase. Class C shares may also be purchased at net asset value but are subject to a CDSC of 1% on redemptions made within one year after purchase. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Each class of shares pays a Rule 12b-1 distribution fee at an annual rate not to exceed (i) for Class A shares, 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares, and (ii) for Class B and C shares, 1.00% of the Fund's aggregate average daily net assets attributable to each such class. The purpose and function of the deferred sales charge and distribution fee with respect to the Class B and Class C shares is the same as those of the front-end sales charge and distribution services fee with respect to the Class A shares. The Class Y shares, available only to certain qualified institutional investors, are offered through a separate prospectus. For more information about the Class Y shares, see "Purchase of Shares--Alternative Purchase Arrangements."

         Each share of the Fund represents an identical interest in the investment portfolio of the Fund. However, shares differ by class in important respects. For example, Class B shares incur higher distribution services fees and bear certain other expenses and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances, and subject to the qualifications described in this Prospectus. Class C shares, like Class B shares, will also have a higher expense ratio and pay correspondingly lower dividends than Class A shares, as a result of higher distribution services fees and certain other expenses. Unlike Class B shares, Class C shares do not have a conversion feature and therefore will always be subject to higher distribution fees and other expenses than Class A shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of the Class A shares, reflecting the daily expense accruals of additional distribution fees and certain other expenses applicable to Class B and Class C shares. The Fund may offer additional classes of shares in the future and may at any time discontinue the offering of any class of shares. See "Purchase of Shares--Alternative Purchase Arrangements."

         INVESTMENT OBJECTIVES. The Fund's primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of U.S.

dollar denominated investment grade debt securities while maintaining an average maturity of five to ten years. Investors should carefully review the risks associated with an investment in the Fund. There is no assurance that the investment objective of the Fund will be achieved. See "Investment Objectives, Policies and Strategy."

         INVESTMENT ADVISER, SUB-ADVISER AND DISTRIBUTOR. Davis Selected Advisers, L.P., (the "Adviser") is the investment adviser for the Fund providing day-to-day management of the Fund's portfolio. Davis Distributors, LLC (the "Distributor") serves as the principal underwriter for the Fund. The Adviser has entered into a Sub-Advisory Agreement with its wholly-owned subsidiary, Davis Selected Advisers - NY, Inc. ("DSA-NY"). DSA-NY performs investment management, research and other services for the Fund on behalf of the Adviser. For more information, see "Adviser, Sub-Adviser and Distributor."

         PURCHASES, EXCHANGES AND REDEMPTIONS. Initial and subsequent minimum investments in the Class A, B and C shares may be made in amounts equal to $1,000 and $25, respectively, except that the minimum initial investment for retirement plans is $250. Shares may be exchanged under certain circumstances at net asset value for the same class of shares of certain other funds managed by the Adviser. Accounts with a market value of less than $250 caused by shareholder redemptions are redeemable by the Fund. See "Purchase of Shares," "Exchange of Shares" and "Redemption of Shares." Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. See "Purchase of Shares -- Alternative Purchase Agreements" for Class Y eligibility requirements.

         SHAREHOLDER SERVICES. Questions regarding the Fund or your account may be directed to Davis Distributors, LLC, at 1-800-279-0279 or to your sales representative. Written inquiries may be directed to State Street Bank and Trust Co., c/o The Davis Funds, P.O. Box 8406, Boston, MA, 02266-8406. During severe market conditions, the Distributor may experience difficulty in accepting telephone redemptions or exchanges. If you are unable to contact the Distributor at the above telephone number, you should call 1-505-820-3000 Monday through Friday between 7:00 a.m. and 4:00 p.m. Mountain Time.

                              FINANCIAL HIGHLIGHTS

         The following table provides you with information about the financial history of the Fund's Class A, Class B, and Class C shares. The table expresses the information in terms of a single Class A, B, or C share for the respective periods presented and is supplementary information to the Fund's financial statements which are included in the March 31, 1998, Annual Report to Shareholders. Such Annual Report may be obtained by writing or calling the Distributor. The Fund's financial statements and financial highlights for the year ended March 31, 1998, have been audited by KPMG Peat Marwick LLP whose opinion thereon is contained in the 1998 Annual Report. The information for the periods prior to 1998 was audited by other auditors whose opinion thereon is contained in the 1997 Annual Report.

         Prior to October 6, 1998, the Fund invested primarily in high yield, high risk securities. Beginning on October 6, 1998, the Fund began investing primarily in intermediate investment grade debt securities. The following table reflects the results of investing in high yield, high risk securities rather than intermediate investment grade debt securities.

CLASS A                                                                YEAR ENDED MARCH 31,
                                 ----------------------------------------------------------------------------------------------
                                 1998       1997       1996      1995     1994      1993      1992     1991      1990      1989
                                 ----       ----       ----      ----     ----      ----      ----     ----      ----      ----
Net Asset Value,
   Beginning of Period.......    $4.71      $4.84      $4.86     $5.14    $5.18     $4.92     $4.75    $6.07     $8.09     $8.59
                                 -----      -----      -----     -----    -----     -----     -----    -----     -----     -----
INCOME FROM INVESTMENT
OPERATIONS

   Net Investment
     Income..................     0.34       0.39       0.43      0.46     0.50      0.61      0.53     0.56      0.79      1.20
   Net Gains or Losses
     on Securities (both
     realized and
     unrealized).............     0.13      (0.06)      0.03     (0.24)    0.06      0.25      0.43    (0.85)    (1.63)    (0.59)
                                 -----      -----      -----     -----    -----     -----     -----    -----     -----     -----
     Total From
       Investment
       Operations............     0.47       0.33       0.46      0.22     0.56      0.86      0.96    (0.29)    (0.84)     0.61
                                 -----      -----      -----     -----    -----     -----     -----    -----     -----     -----

LESS DISTRIBUTIONS

   Dividends from (net
     investment income)......    (0.34)     (0.39)     (0.43)    (0.46)   (0.50)    (0.60)    (0.53)   (0.56)    (0.88)    (1.11)

   Distributions in
     excess of
     realized gains..........     -          -          -         -       (0.10)     -         -        -         -         -
   Returns of Capital........    (0.08)     (0.07)     (0.05)    (0.04)     -        -        (0.26)   (0.47)    (0.30)     -
                                 -----      -----      -----     -----    -----     -----     -----    -----     -----     -----
       Total Distributions...    (0.42)     (0.46)     (0.48)    (0.50)   (0.60)    (0.60)    (0.79)   (1.03)    (1.18)    (1.11)
                                 -----      -----      -----     -----    -----     -----     -----    -----     -----     -----
Net Asset Value,
   End of Period.............    $4.76      $4.71      $4.84     $4.86    $5.14     $5.18     $4.92    $4.75     $6.07     $8.09
                                 =====      =====      =====     =====    =====     =====     =====    =====     =====     =====

TOTAL RETURN (1).............    10.40%      7.08%      9.93%     4.69%   11.29%    18.81%    22.45%   (5.32)%  (11.69)%    7.24%

RATIOS/SUPPLEMENTAL DATA

   Net Assets,  End of
     Period (000 omitted)....  $44,058    $47,890    $53,816   $56,405  $64,663   $38,305   $24,986  $19,386   $29,909   $53,670
   Ratio of Expenses to
     Average  Net  Assets....     1.40%(2)   1.48%(2)   1.51%     1.53%    1.48%     1.81%     1.93%    2.09%     1.52%     1.26%
   Ratio of Net Income
     to  Average  Net Assets.     7.11%      8.13%      8.92%     9.49%    9.31%    11.91%    11.01%   10.43%    10.64%    14.18%
   Portfolio Turnover
     Rate(3).................    71.54%     66.10%    118.34%    98.94%   98.31%    84.93%    93.78%   76.92%    39.91%    85.91%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.39% for the year ended March 31, 1998 and 1.47% for the year ended March 31, 1997. Prior to 1997, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

CLASS B                                                                              DECEMBER 5, 1994
                                                                                      (COMMENCEMENT
                                                              YEAR ENDED              OF OPERATIONS)
                                                               MARCH 31,                 THROUGH
                                                   -------------------------------       MARCH 31,
                                                    1998         1997        1996          1995
                                                    ----         ----        ----          ----
Net Asset Value, Beginning of Period............    $4.68        $4.81       $4.85         $4.80
                                                    -----        -----       -----         -----
INCOME FROM INVESTMENT  OPERATIONS

   Net Investment Income........................     0.33         0.36        0.40          0.11
   Net Gains or Losses on
     Securities (both realized and unrealized)..     0.10        (0.07)       -             0.05
                                                    -----        -----       -----         -----
       Total From  Investment Operations........     0.43         0.29        0.40          0.16
                                                    -----        -----       -----         -----
LESS DISTRIBUTIONS

   Dividends (from net investment income).......    (0.33)       (0.36)      (0.40)        (0.11)
   Returns of Capital...........................    (0.05)       (0.06)      (0.04)         -
                                                    -----        -----       -----         -----
       Total Distributions......................    (0.38)       (0.42)      (0.44)        (0.11)
                                                    -----        -----       -----         -----
Net Asset Value, End of Period..................    $4.73        $4.68       $4.81         $4.85
                                                    =====        =====       =====         =====

TOTAL RETURN(1).................................     9.53%        6.26%       8.68%         4.28%

RATIOS/SUPPLEMENTAL DATA

   Net Assets,  End of Period (000 omitted).....  $21,624      $10,217      $6,599        $1,900
   Ratio of Expenses to Average Net Assets......     2.16%(2)     2.30%(2)    2.32%         2.36%*
   Ratio of Net Income to Average Net Assets....     6.35%        7.28%       8.11%         8.66%*
   Portfolio Turnover Rate (3)..................    71.54%       66.10%     118.34%        98.94%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.15% for the year ended March 31, 1998, and 2.29% for the year ended March 31, 1997. Prior to 1997 such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

CLASS C                                          AUGUST 12, 1997
                                                 (COMMENCEMENT OF
                                                   OPERATIONS)
                                                     THROUGH
                                                    MARCH 31,
                                                       1998
                                                       ----
Net Asset Value,
   Beginning of Period......................          $4.71
                                                      -----
INCOME FROM INVESTMENT OPERATIONS

   Net Investment  Income...................           0.16
   Net  Gains or Losses on Securities
     (both realized and unrealized).........           0.10
                                                      -----
       Total From Investment
          Operations........................           0.26
                                                      -----
LESS DISTRIBUTIONS

   Dividends (from net
     investment income).....................          (0.16)
   Returns of Capital.......................          (0.05)
                                                      -----
       Total Distributions..................          (0.21)
Net Asset Value,
   End of Period............................          $4.76
                                                      =====
TOTAL RETURN(1).............................          5.61%

RATIOS/SUPPLEMENTAL DATA

   Net Assets,  End of Period
     (000 omitted)..........................         $1,928
   Ratio of Expenses to
     Average Net Assets.....................        2.09%(2)*
   Ratio of Net Income to
     Average Net Assets.....................         6.42%*
   Portfolio Turnover Rate (3)..............         71.54%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% for the period ended March 31, 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

                  INVESTMENT OBJECTIVES, POLICIES AND STRATEGY

         INVESTMENT OBJECTIVE. The Fund's primary investment objective is to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. There is no assurance the Fund will succeed in achieving its objectives.

         INVESTMENT POLICIES. Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar denominated investment grade debt securities while maintaining an average maturity of five to ten years. Investment grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., and other nationally recognized rating organizations, or which the Adviser deems to be of comparable credit quality. A description of these rating categories is included as Appendix A to this Prospectus. Debt securities (often referred to as "fixed-income securities") are used by issuers to borrow money from investors. The issuer promises to pay the investor interest at a fixed or variable rate, and to pay back the amount it borrowed (the "principal") at maturity. Some debt securities, such as zero coupon bonds (discussed below) do not pay current interest. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Adviser to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities"). Lower-grade securities include securities rated BB, B, CCC, CC, C and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's. Lower-grade securities (often called "junk bonds") are considered speculative and involve greater risk. Until October 6, 1998 the Fund invested primarily in high yield, high risk securities. During the transition period while the Fund is implementing its strategy of investing primarily in intermediate investment grade securities, the Fund may continue to invest more than 35% of its total assets in debt securities rated less than investment grade. However, the Fund will not purchase additional high yield, high risk securities until such securities represent less than 35% of total assets.

         INVESTMENT STRATEGY. The basic Davis investment philosophy is to search for quality growth companies, which the market has overlooked. The Fund seeks to purchase the investment grade debt securities issued by these companies. At the heart of our approach is the recognition that managing risk is the key to delivering superior long-term investment results. Two ways we limit risk is by focusing primarily upon investment grade securities and by maintaining an average maturity of five to ten years.

                            PRIMARY INVESTMENT RISKS

         All investments carry risks to some degree, the yield and share price of the Fund will change daily based on changes in interest rates and market conditions, and in response to other economic, political, or financial events and investors' of such conditions and events. The types and maturities of the securities the Fund purchases, and the credit quality of their issuers will impact the Fund's reaction to these events. The Fund is designed for those investors who are investing for the long-term and who are willing to accept a moderate risk of loss of their capital in the hope of achieving higher income. There is no assurance that the Fund will achieve its objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

         INTEREST RATE RISK. Most debt securities are subject to interest rate risk. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund seeks to limit its interest rate exposure by maintaining an average maturity of five to ten years. Changes in the value of securities held by the Fund means that the Fund's share price can go up or down when interest rates change.

         CREDIT RISK. Most debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a debt security to make interest and principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (the Fund may invest up to 35% of its total assets in high yield, high risk securities) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk. While the Adviser may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own or broker research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will change over time. An improved credit rating usually causes the market value of a debt security to increase while a downgraded credit rating usually causes the market value of a debt security to decline.

         PREPAYMENT RISK. Many types of debt securities, including mortgage securities and securities subject to call provisions, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility. Many bonds are subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will likely replace such bonds with lower yielding bonds, resulting in a decreased return.

                      SECURITIES AND INVESTMENT PRACTICES

         CORPORATE SECURITIES. The Fund focuses its investments in securities issued by investment grade companies that are established in their industries, have favorable cash flows, and strong balance sheets. Investment grade debt securities are those rated in one of the four highest categories nationally recognized rating organizations or which the Adviser deems to be of comparable credit quality. Corporate securities are subject to both interest rate and credit risk. Many corporate securities also contain call provisions subjecting the security to prepayment risk.

         U.S. GOVERNMENT SECURITIES. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund may invest in. Other mortgage-related U.S. Government Securities the Fund may invest in that are issued or guaranteed by federal agencies, or Government-sponsored entities, are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae"), and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Fund invests in are collateralized mortgage obligations ("CMOs"). U.S. Government Securities have little or no credit risk. They are, however, subject to interest rate risk and mortgage-related securities are subject to prepayment risk.

         HIGH YIELD, HIGH RISK SECURITIES. The Fund may invest up to 35% of its total assets in high yield, high risk securities. High yield, high risk securities, whether rated or unrated, often have speculative characteristics. High yield, high risk securities, often referred to as "junk bonds," have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them, and therefore, they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

         These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or, if the rating of the security is reduced. For foreign lower-grade securities, these risks are in addition to the risks described in "Securities and Investment Practices -- Foreign Securities."

         Until October 6, 1998, the Fund invested primarily in high yield, high risk securities. On that date the Fund's Board of Directors approved changing the Fund's investment strategy to focus upon investment grade debt securities. Under its current investment strategy, the Fund will not purchase additional high yield, high risk securities if, after giving effect to the purchase, more than 35% of the Fund's total assets would be invested in high yield, high risk securities. During the transition period while the Fund is implementing its strategy of investing primarily in intermediate investment grade securities, the Fund may continue to invest more than 35% of its total assets in debt securities rated less than investment grade. However, the Fund will not purchase additional high yield, high risk securities until such securities represent less than 35% of total assets.

         PORTFOLIO COMPOSITION. The table below reflects the Fund's portfolio composition by quality rating for the year ended March 31, 1998, calculated on the basis of the average weighted ratings of all bonds held at year end. The table reflects the percentage of total assets represented by fixed-income securities rated by Moody's or S&P, by unrated fixed-income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. U.S. Government Securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.

    COMPOSITION OF THE FUND'S PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF

                      TOTAL NET ASSETS AT MARCH 31, 1998*

                                                     FUND'S ASSESSMENT OF    GENERAL DEFINITION
MOODY'S/S&P RATING CATEGORY            PERCENTAGE    NON-RATED SECURITIES     OF BOND QUALITY
---------------------------            ----------    --------------------     ---------------
Aaa/AAA ............................      7.13%              0.00%           Highest quality
Aa/AA   ............................      6.39%              0.00%           High quality
A/A     ............................      0.41%              0.00%           Upper medium grade
Baa/BBB ............................      3.73%              0.00%           Medium grade
Ba/BB   ............................     10.97%              0.51%           Some speculative elements
B/B     ............................     37.20%             12.20%           Speculative
Caa/CCC ............................      4.14%              0.15%           More speculative
Ca, C/CC, C, D......................      0.13%              0.35%           Very speculative, may be in default
Not Rated...........................     13.21%              0.00%           Not rated by Moody's or S&P
Common and Preferred Stock..........      2.15%              0.00%
Short-term Investments..............     14.54%              0.00%
                                         ------              -----
                                        100.00%             13.21%

* As of March 31, 1998, the Fund still invested primarily in high yield, high risk securities. Beginning October 6, 1998 the Fund will not purchase additional high yield, high risk securities if, after giving effect to the purchase, more than 35% of the Fund's total assets would be invested in high yield, high risk securities.

         The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective, and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

         FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS. The Fund may invest without limit in foreign issuers so long as their debt is denominated in U.S. dollars. By restricting the Fund's investments to debt securities denominated in U.S. dollars the Fund avoids currency risk, which is a primary risk of investing in foreign issuers. There are other risks of foreign investing. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage, and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

         MORTGAGE-BACKED SECURITIES AND CMOS. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies or private issuers. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

         Some mortgage-backed securities are issued by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers. Mortgage-backed securities issued by such private issuers are not issued or guaranteed by the U.S. Government or its agencies and are, therefore, also subject to credit risk.

         The Fund may also invest in collateralized mortgage-backed obligations (referred to as "CMOs"), which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders according to their class as the payments are received. CMOs are issued with a variety of classes, or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

         ASSET-BACKED SECURITIES. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee, or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

         ZERO COUPON SECURITIES. Zero Coupon securities, which may be issued by the U.S. Government, its agencies or instrumentalities or by private issuers, pay no current interest and are purchased at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than debt securities that pay interest periodically. Interest accrues on zero coupon bonds even though cash is not actually received.

         TAXABLE MUNICIPAL OBLIGATIONS. Taxable municipal obligations are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds. Unlike traditional municipal bonds, the interest earned on taxable municipal obligations is subject to federal income tax. Taxable municipal obligations are subject to interest rate, credit, and prepayment risks.

         SHORT-TERM DEBT SECURITIES. The high quality, short-term money market instruments in which the Fund may invest include U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations.

         OTHER DEBT SECURITIES. The Fund may also invest in other debt securities including "busted" convertible securities, pay-in-kind and deferred interest bonds. Convertible securities may be converted into the issuer's common stock. A convertible security is "busted" if the conversion right is so far out of the money that the convertible bond is priced in the market as if it did not include a conversion right. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. The Fund has no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment.

         NON-CONCENTRATION. The Fund shall not invest 25% or more of its total assets in any industry; however, for the purposes of this restriction, obligations of the U.S. Government, its agencies or instrumentalities are not considered to be part of any single industry.

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 15% of the Fund's net assets to be subject to repurchase agreements having maturities beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933 Act"), or which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A securities being purchased or held by the Fund are illiquid, and thus, subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security, and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and, if as a result of changed conditions, it is determined that Rule 144A Securities are no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         BORROWING. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing.

         TEMPORARY DEFENSIVE INVESTMENTS. When market conditions dictate a more defensive strategy, the Fund may temporarily, without limitation, hold cash or invest in short-term money market instruments. The yield on these instruments will generally be lower than the yield on the Fund's regular portfolio.

         PORTFOLIO TRANSACTIONS. The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund may trade to some degree in securities for the short-term and may sell securities to buy others with greater income or profit potential or when it has realized a profit and the proceeds can be more advantageously utilized. The Fund may also sell a security when the Adviser or Sub-Adviser believe such security will no longer continue to provide a competitive yield or involves undue risk, or when the Adviser or Sub-Adviser deem it advisable to take a more defensive position or return to a more aggressive stance. Because of the Fund's policies, the Fund's portfolio turnover rate will vary. A higher portfolio turnover rate could require the payment of larger amounts in brokerage commissions. However, it is anticipated that most securities transactions will be principal transactions, in which no brokerage commissions are incurred. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. Research services and placement of orders by securities firms for shares of the Fund may be taken into account as a factor in placing portfolio transactions. Portfolio turnover rates are set forth in the Financial Highlights table, however, prior to October 6, 1998, the Fund invested primarily in high yield, high risk securities. Beginning on October 6, 1998, the Fund began investing primarily in intermediate investment grade debt securities. The turnover rates set forth in the Financial Highlights table reflect the results of investing in high yield, high risk securities rather than intermediate investment grade debt securities. Therefore, the turnover rates included in the Financial Highlights table may not be indicative of turnover rates. Implementing the new investment strategy of investing primarily in intermediate investment grade debt securities will involve the sale of high yield, high risk securities and the purchase of intermediate investment grade debt securities. Thus, portfolio turnover may increase during the transition period.

         FUNDAMENTAL POLICIES. The Fund has adopted certain investment restrictions set forth in the Statement of Additional Information as fundamental policies. These restrictions and the Fund's investment objectives are fundamental policies and may not be changed unless authorized by a vote of the shareholders. All other policies are non-fundamental and may be changed without shareholder approval. Except for the restriction with respect to illiquid securities, any percentage restrictions set forth in the prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the values of securities or total net assets.

                      ADVISER, SUB-ADVISER AND DISTRIBUTOR

         Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the business operations of the Fund. Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis Tax-Free High Income Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis and Selected Funds.

         The Fund pays the Adviser a fee at the annual rate of 0.55% on average net assets. Prior to October 6, 1998, the Fund paid the Advisor a higher fee to manage a portfolio of high yield, high risk securities. Under the former schedule, the Fund paid the Adviser a fee at the annual rate of 0.70% on average net assets up to $250 million, 0.60% on the next $250 million of average net assets and 0.55% on average net assets over $500 million. The Fund also reimburses the Adviser for its costs of providing certain accounting and financial reporting, shareholder services, and compliance with state securities laws. Under the Sub-Advisory Agreement with DSA-NY, the Adviser pays all of DSA-NY's direct and indirect costs of operations. All the fees paid to DSA-NY are paid by the Adviser and not the Fund.

         PORTFOLIO MANAGEMENT. Carolyn H. Spolidoro has been the primary portfolio manager of the Fund since October 6, 1998. She has served as the primary portfolio manager of government bond funds managed by the Adviser since May 1, 1995. Ms. Spolidoro serves as the primary portfolio manager of government money market funds managed by the Adviser since 1987. Ms. Spolidoro has been employed by the Adviser since August 1985. She is a Vice President of the Adviser's General Partner and a Vice President of all of the Davis Funds.

         YEAR 2000 ISSUES. Like all financial service providers, the Adviser, Sub-Adviser, Distributor and third parties providing transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for that event.

                               DISTRIBUTION PLANS

         Davis Distributors, LLC is reimbursed by the Fund for some of its distribution expenses through Distribution Plans which have been adopted with respect to the Class A, Class B and Class C shares and approved by the Fund's Board of Directors in accordance with Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares.

         Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Fund shares, servicing shareholders, and maintaining shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the Distribution Plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Fund. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains. See "Purchase of Shares."

         Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Fund with respect to sales by the Distributor to officers, directors and full-time employees of the Fund, the Distributor, the Adviser, the Adviser's general partner, or DSA-NY. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of shareholder accounts.

         If, due to the foregoing payment limitations, the Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors of the Fund, who are not interested persons of the Distributor or the Fund, and have no direct or indirect financial interest in the Class B Distribution Plan (the "Independent Directors"). If the Class B Distribution Plan is terminated, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of March 31, 1998, the Distributor paid $582,180 in commissions for which the Distributor had not yet received reimbursement.

         Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service, and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of shareholder accounts.

         In addition, to the extent that any investment advisory fees paid by the Fund may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plan authorize the payment of such fees.

         Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of the respective class. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

         As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services in respect to the Fund and/or its shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

         In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Davis Funds managed by the Adviser during a specified period of time.

         Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

                               PURCHASE OF SHARES

         GENERAL. You can purchase Class A, Class B or Class C shares of the Fund from any dealer or other person having a sales agreement with the Distributor.

         There are three ways to make an initial investment in the Fund. One way is to fill out the Application Form included in this Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. The dealer must also sign the Form. Your dealer or sales representative will help you fill out the Form. All purchases made by check should be in U.S. dollars (minimum $1,000, except $250 for retirement plans) and made payable to THE DAVIS FUNDS, or in the case of a retirement account, the custodian or trustee. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

         Another way to make an initial investment is to have your dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.

         The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                             State Street Bank and Trust Company
                             Boston,  MA 02210
                             Attn.: Mutual Fund Services
                             DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC. Shareholder Name
                             Shareholder Account Number
                             Federal Routing Number 011000028
                             DDA Number 9904-606-2

         After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o the Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to State Street.

         The Fund does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawls Plan. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Fund by State Street. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

         ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a front-end sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature. Class Y shares are offered through a separate prospectus to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. For more information about the Class Y shares, call the Distributor at 1-800-279-0279.

         Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Fund will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value. See also "Distribution Plans" for more information.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

         CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table.

                                                                                    CUSTOMARY
                                                                 SALES CHARGE       CHARGE AS       CONCESSION TO
                                                                      AS           APPROXIMATE      YOUR DEALER AS
                                                                  PERCENTAGE       PERCENTAGE         PERCENTAGE
                                                                  OF OFFERING       OF AMOUNT        OF OFFERING
AMOUNT OF PURCHASE                                                   PRICE          INVESTED            PRICE
------------------                                                   -----          --------            -----
$99,999 or less       ..........................................     4 3/4%            5.0%                 4%
$100,000 to $249,999  ..........................................     3 1/2%            3.6%                 3%
$250,000 to $499,999  ..........................................     2 1/2%            2.6%                 2%
$500,000 to $749,999  ..........................................         2%            2.0%             1 3/4%
$750,000 to $999,999  ..........................................         1%            1.0%          3/4 of 1%
$1,000,000 or more    ..........................................         0%            0.0%                0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge, but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load after August 1, 1997, are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

                    PURCHASE AMOUNT                                                COMMISSION
                    ---------------                                                ----------
                  First   $3,000,000................................................  .75%
                  Next    $2,000,000................................................  .50%
                  Over    $5,000,000................................................  .25%

         Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Fund and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

         There are a number of ways to reduce the front-end sales charge on the purchase of Class A shares, as set forth below.

         (i) Family Purchases: Purchases made by an individual, such individual's spouse, and children under 21, are combined and treated as a purchase of a single person.

         (ii) Group Purchases: The purchases of an organized group, whether or not incorporated, are combined and treated as the purchase of a single person. The organization must have been organized for a purpose other than to purchase shares of mutual funds.

         (iii) Purchases for Employee Benefit Plans: Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

         (iv) Purchases under a Statement of Intention: By executing the "Statement of Intention" included in the Application Form at the back of the Prospectus, purchases of Class A shares of $100,000 or more made over a 13-month period may be made at the applicable price for the aggregate shares actually purchased during the period. Please see "Terms and Conditions" at the back of this prospectus.

         (v) Rights of Accumulation: If you notify your dealer or the Distributor, you may include the Class A, B and C shares you already own (except shares of Davis Government Money Market Fund) in calculating the price applicable to your current purchase.

         (vi) Combined Purchases with other Davis Funds: Purchases of Class A shares of the Fund may be combined with your purchases of Class A shares of other Davis Funds, including Davis New York Venture Fund, Davis Growth & Income Fund, Davis Tax-Free High Income Fund, Davis International Total Return Fund, and all funds offered by Davis Series, Inc. (other than Davis Government Money Market Fund), separately or under combined Statements of Intention or Rights of Accumulation to determine the price applicable to your purchases of Class A shares of the Fund.

         (vii) Sales at Net Asset Value: The sales charge will not apply to:
(1) Class A shares purchased through the automatic reinvestment of dividends and distributions (see "Dividends and Distributions"); (2) Class A shares purchased by directors, officers and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Adviser, or Distributor including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals, and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 participants (this 250 participant minimum may be waived for certain fee based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts"; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in Fund shares through a broker or agent. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

         CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. See "Distribution Plans." With certain exceptions described below, the Fund imposes a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase, and no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interest of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets as described in the Statement of Additional Information.

         CLASS C SHARES. Class C shares are offered at net asset value without front-end a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Fund will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

         The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following the purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

         CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

         The CDSC on Class A, B, and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic Withdrawls plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic Withdrawls plan; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers, and employees of any Fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (f) on redemptions pursuant to the right of the Fund to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount, and (g) certain other exceptions related to defined contribution plans as described in the Statement of Additional Information.

         PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. 401(k), profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs", and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Fund and other Davis Funds as their investment vehicle. State Street acts as custodian or trustee for the plans and charges the participant $10 to establish each account and an annual maintenance fee of $10 per social security number. Such fees will be redeemed automatically at year end from your account, unless you elect to pay the fee directly.

         AUTOMATIC INVESTMENT PLAN. You may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase Fund shares. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if, pursuant to the automatic investment plan, the account balance will meet the minimum investment requirements within twelve months of the initial investment. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 4th and 28th day of each month. After each automatic investment, you will receive a transaction confirmation, and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Plan at any time. If you desire to utilize this plan, you may use the appropriate designation on the Application Form.

         DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements, and the minimum investment requirements set forth below. You must receive a current prospectus for the other fund or funds prior to investment. Shares will be purchased at the chosen fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value of at least $250 and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                              TELEPHONE PRIVILEGE

         Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE FUND SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions, we may have difficulty in accepting telephone requests in which case you should contact us by mail. See "Exchange of Shares - By Telephone," "Redemption of Shares - By Telephone" and "Redemption of Shares - Expedited Redemption Privilege."

                               EXCHANGE OF SHARES

         GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Fund is intended as a long-term investment and is not intended for short-term trades. Shares of a particular class of the Fund may be exchanged only for shares of the same class of another Davis Fund except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B and Class C shares. The shares to be received upon exchange must be legally available for sale in your state. The net asset value of the initial shares being acquired must be at least $1,000 unless such exchange is under the Automatic Exchange Program described below. See "Purchase of Shares--Alternative Purchase Arrangements" for Class Y eligibility requirements.

         Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange will continue to apply to any shares acquired upon exchange.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same fund is not a taxable event.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of the Fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Fund reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

         AUTOMATIC EXCHANGE PROGRAM. The Fund also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                              REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Fund, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

         Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         If shares to be redeemed are represented by a certificate, the certificate, signed by the owner or owners, must be sent to State Street with the request.

         For the protection of all shareholders, the Fund also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be guaranteed by a bank, credit union, savings association, securities exchange, broker, dealer or other guarantor institution. A medallion signature guarantee is also required in the event that any modification to the Fund's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.

         Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid a redemption delay by paying for your shares with a bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Fund's Board of Directors is authorized to decide if conditions exist making cash payments undesirable, although the Board has never reached such a decision. If the Board should decide to make payment in other than cash, redemptions could be paid in securities, valued at the value used in computing the Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place any repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

         EXPEDITED REDEMPTION PRIVILEGE. Investors with accounts other than prototype retirement plans and IRAs may designate on the Expedited Redemption Privilege Form (included in this prospectus), an account with any commercial bank and have the cash proceeds from redemptions sent, by either wire or electronically through the Automated Clearing House system ("ACH"), to a pre-designated bank account. State Street will accept instructions to redeem shares and make payment to a pre-designated commercial bank account by (a) written request signed by the registered shareholder, (b) telephone request by any Qualified Dealer to Davis Distributors, LLC (1-800-279-0279), and (c) by facsimile request by the shareholder to State Street. At the time of redemption, the shareholder must request that federal funds be wired or transferred by ACH to the bank account designated on the application. The redemption proceeds under this procedure may not be directed to a savings bank, savings and loan or credit union account except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System. The Distributor, in its discretion, may limit the amount that may be redeemed by a shareholder in any day under the Expedited Redemption Privilege to $25,000. There is a $5 charge by State Street for wire service, and receiving banks may also charge for this service. Payment by ACH will usually arrive at your bank two banking days after you call. Payment by wire is usually credited to your bank account on the next business day after your call. The Expedited Redemption Privilege may be terminated, modified or suspended by the Fund at any time.

See "Telephone Privilege."

         The name of the registered shareholder and corresponding Fund account number must be supplied. The Expedited Redemption Privilege Form provides for the appropriate information concerning the commercial bank and account number. Changes in ownership, account number (including the identity of your bank), or authorized signatories of the pre-designated account, may be made by written notice to State Street with your signature, and those of new owners or signers on the account, guaranteed by a commercial bank or trust company. Additional documentation may be required to change the designated account when shares are held by a corporation, partnership, executor, administrator, trustee, or guardian.

         BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

              The check can only be issued for up to $25,000;
              The check can only be issued to the registered owner (who must be an individual);
              The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

         AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. Shares are redeemed so that you will receive the payment you have requested approximately on the 25th day of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis

Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. Your Automatic Withdrawals Plan may be terminated by you at any time without charge or penalty. The Fund reserves the right to terminate or modify the Automatic Withdrawals Plan at any time.

         INVOLUNTARY REDEMPTIONS. To relieve the Fund of the cost of maintaining uneconomical accounts, the Fund may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Fund will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

         SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same class of the Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and conversion period. This can be done by sending the Fund or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 30 days after the redemption or repurchase. You can only use this privilege once.

                        DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern Time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street normally is such value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (Pricing services generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day, and if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. Short-term securities maturing in 60 days or less will be valued at amortized cost (unless the Board of Directors determines that amortized cost would not represent a fair value). If there is a material difference in the market value and amortized cost value of short-term securities, market value will be used. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

                          DIVIDENDS AND DISTRIBUTIONS

         There are two sources for the payments made to you by the Fund. The first is net investment income. Payments from this source are made monthly. The second source is realized capital gains, distribution of which is paid at least annually. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will receive monthly confirmation statements for dividends which are not reinvested. You will also receive confirmations after each purchase (other than through dividend reinvestment) and after each redemption. Because Class B and Class C shares incur higher distribution services fees and bear certain other expenses, such shares will have higher expense ratios and will pay correspondingly lower dividends than Class A shares. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         The Fund currently declares monthly distributions based on the Adviser's projections of estimated net investment income. The amount of each distribution may differ from actual net investment income determined in accordance with generally accepted accounting principles. The Fund at times may continue to pay distributions based on expectation of future investment results and provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors, the Fund may have failed to achieve projected investment results for a given period. In such cases, the Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders that do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

         Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawls Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of foreign, federal, state, and local taxes on an investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distributed earnings required under the Code exceed the amount distributed, an excise tax equal to 4% of the excess will be imposed on the Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

         Interest on indebtedness incurred by non-corporate shareholders to purchase or carry shares of the Fund will be deductible only up to the amount of the shareholders' net investment income.

                                  FUND SHARES

         Shares issued by the Fund are currently divided into four classes, Class A, Class B, Class C and Class Y shares. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Fund can elect all of the directors of the Fund. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

         In accordance with Maryland law and the Fund's By-laws, the Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders holding at least 10% of the voting power of the Fund.

                                PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information may consist of its "yield," "distribution rate," "average annual total return," and "total return," and will be calculated separately for each class. These performance figures are based upon historical results and are not intended to indicate future performance.

         "Yield" is computed by dividing the net investment income per share (as defined in applicable regulations of the Securities and Exchange Commission) during a specified 30-day period by the maximum offering price per share on the last day of such period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year-period. The yield formula annualizes net investment income by providing for semi-annual compounding.

         "Distribution rate" is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of such period. Distribution rates published are measures of the level of income dividends distributed during a specified period. Thus, such rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of the Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

         "Average annual total return" refers to the Fund's average annual compounded rate of return over a stated period that would equate to an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

         "Total return" refers to the Fund's compounded rate of return over a stated period that would equate to an initial amount invested at the beginning of the period to the ending redeemable value of the investment. Total return is not annualized. In the event the Fund advertises its total return or average annual total return, the stated periods will be one, five and ten years, and may also include longer or shorter periods, including the life of the Fund. The computation of total and average annual total return assumes reinvestment of all dividends and distributions, and deduction of all charges and expenses. In addition, a table showing the performance of an assumed investment of $10,000 may be used from time to time.

         The Fund may also quote average annual total return and total return on net asset value. Such data will be calculated substantially as described above except that sales charges will not be deducted.

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications.

         The Fund's 1998 Annual Report contains additional performance information and will be made available upon request and without charge.

                             SHAREHOLDER INQUIRIES

         Shareholder inquiries should be directed to Davis Distributors, LLC, by writing to State Street Bank and Trust Company, c/o the Davis Funds, P.O. Box 8406, Boston, MA 02266-8406 or by calling 1-800-279-0279. Davis Direct Access is the Davis Funds' automated telephone system that enables shareholders to perform a number of account transactions automatically by using a touch-tone phone. Shareholders may obtain Fund and account specific information and make purchases, exchanges, and redemptions.

                                    APPENDIX

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S BOND RATINGS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

         AAA--Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC--The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI--The rating CI is reserved for income bonds on which no interest is being paid.

         D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION  (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC acts as distributor, according to the terms of this prospectus, I hereby authorize State Street to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC or my dealer, State Street will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                               TABLE OF CONTENTS

                                                                           PAGE

Summary....................................................................  2
Financial Highlights.......................................................  4
Investment Objectives, Policies  and Strategy..............................  8
Primary Investment Risks...................................................  8
Securities and Investment  Practices.......................................  9
Adviser, Sub-Adviser and Distributor....................................... 14
Distribution Plans......................................................... 15
Purchase of Shares......................................................... 17
Telephone Privilege........................................................ 22
Exchange of Shares......................................................... 23
Redemption of Shares....................................................... 24
Determining the Price of Shares............................................ 26
Dividends and Distributions................................................ 27
Federal Income Taxes....................................................... 27
Fund Shares................................................................ 28
Performance Data........................................................... 28
Shareholder Inquiries...................................................... 29
Appendix - Quality Ratings of Debt Securities.............................. 30
===============================================================================

PROSPECTUS                                                       AUGUST 1, 1998
CLASS Y SHARES                                       AS AMENDED OCTOBER 6, 1998

                         DAVIS INTERMEDIATE INVESTMENT
                             GRADE BOND FUND, INC.
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279

MINIMUM INVESTMENT                          PLANS AVAILABLE

Initial Purchase $5,000,000                 Exchange Privilege
Wrap Fee Program Minimum
Investment subject to Sponsor's Minimums

         Davis Intermediate Investment Grade Bond Fund, Inc. (the "Fund") seeks primarily to achieve a high level of current income. The Fund also seeks to achieve capital growth so long as such objective is consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of U.S. dollar denominated investment grade debt securities while maintaining an average maturity of five to ten years. Investors should carefully review the risks associated with an investment in the Fund. See "Investment Objectives and Policies."

         The Fund offers four classes of shares, Class A, B, C and Y, each having different expense levels and sales charges. This Prospectus provides information regarding the Class Y shares offered by the Fund. Class Y shares are offered only to certain qualified purchasers, as described in this Prospectus. Class A, Class B and Class C shares are offered under a separate prospectus.

         This Prospectus concisely sets forth information about the Class Y shares of the Fund that prospective investors should know before investing. It should be read carefully and retained for future reference. A Statement of Additional Information dated August 1, 1998, as amended October 6, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information and other information may be obtained without charge by writing to or calling the Fund at the above address or telephone number.

                              -------------------

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

         FUND EXPENSES. The following table is intended to assist you in understanding the various costs and expenses that an investor in the Class Y shares of the Fund will bear directly or indirectly. The information is based on the Fund's fiscal year ended March 31, 1998. Prior to October 6, 1998, the Fund invested primarily in high yield, high risk securities. The management fees and total fund operating expenses for the fiscal year ended March 31, 1998, reflected the higher fees associated with managing a portfolio of high yield, high risk securities. As of October 6, 1998, the management fees have been reduced. You can refer to the section "Adviser, Sub-Adviser and Distributor" and "Purchase of Shares" for more information on transaction and operating expenses of the Fund.

Shareholder Transaction Expenses                                       Class Y
--------------------------------                                       -------
Maximum sales load imposed on purchases.............................    None
Maximum sales load imposed on reinvested dividends..................    None

Deferred sales load (a declining percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)

       Redeemed during first year...................................    None
       Redeemed during second or third year.........................    None
       Redeemed during fourth or fifth year.........................    None
       Redeemed during sixth year...................................    None
       Redeemed after sixth year....................................    None
   Exchange Fee.....................................................    None

Annual Fund operating expenses (as a percentage of average net assets)
----------------------------------------------------------------------

         Management fees*...........................................    0.70%
         12b-1 fees.................................................    0.00%
         Other expenses.............................................    0.35%
                                                                        -----
                  Total Fund operating expenses.....................    1.05%

* The management fees and total fund operating expenses in the table reflect the management fees through the fiscal year ended March 31, 1998. As of October 6, 1998, Management Fees have been reduced.

Example:

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                      1 year   3 years   5 years   10 years
                                      ------   -------   -------   --------
Class Y..............................   $11      $33       $58       $128

         THE 5% RATE USED IN THE EXAMPLE IS ONLY FOR ILLUSTRATION AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. FUTURE EXPENSES MAY BE MORE OR LESS THAN

THOSE SHOWN.

         The Example is based upon total fund operating expenses which include the management fees in effect through the fiscal year ended March 31, 1998. As of October 6, 1998, management fees have been reduced.

         THE FUND. Davis Intermediate Investment Grade Bond Fund, Inc. is an open-end, diversified management investment company incorporated in Maryland in 1980 and is registered under the Investment Company Act of 1940.

         The Fund offers four classes of shares. Class A, B and C shares are sold through a separate Prospectus. Class Y shares are offered through this Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other fee based program, sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors").

         INVESTMENT OBJECTIVES. The Fund's primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of U.S. dollar denominated investment grade debt securities while maintaining an average maturity of five to ten years. Investors should carefully review the risks associated with an investment in the Fund. There is no assurance that the investment objectives of the Fund will be achieved. See "Investment Objectives, Policies and Strategies."

         INVESTMENT ADVISER, SUB-ADVISER AND DISTRIBUTOR. Davis Selected Advisers, L.P., (the "Adviser") is the investment adviser for the Fund providing day-to-day management of the Fund's portfolio. Davis Distributors, LLC (the "Distributor") serves as the principal underwriter for the Fund. The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("DSA-NY"). DSA-NY performs investment management, research and other services for the Fund on behalf of the Adviser. For more information, see "Adviser, Sub-Adviser and Distributor."

         PURCHASES, EXCHANGES AND REDEMPTIONS. Class Y shares are sold at net asset value without a sales charge. The initial minimum investment for Institutions and Government Entities is $5,000,000. The initial minimum investment for Wrap Program Investors is set by the sponsor of the program. Shares may be exchanged under certain circumstances at net asset value for the same class of shares of certain other funds managed by the Adviser. See "Purchase of Shares," "Exchange of Shares," and "Redemption of Shares."

         Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund.

         SHAREHOLDER SERVICES. Questions regarding the Fund or your account may be directed to Davis Distributors, LLC at 1-800-279-0279 or to your sales representative. Written inquiries may be directed to State Street Bank and Trust Co., c/o The Davis Funds, P.O. Box 8406, Boston, MA, 02266-8406. During severe market conditions, the Distributor may experience difficulty in accepting telephone redemptions or exchanges. If you are unable to contact the Distributor at the above telephone number, you should call 1-505-820-3000 Monday through Friday between 7:00 a.m. and 4:00 p.m. Mountain Time.

                              FINANCIAL HIGHLIGHTS

         The following table expresses the information in terms of a single Class Y share for the period presented and is supplementary information to the Fund's financial statements which are included in the 1998 Annual Report to Shareholders. The Report may be obtained by writing or calling the Fund. The Fund's financial statements and financial highlights for the fiscal year ended March 31, 1998 have been audited by KPMG Peat Marwick whose opinion thereon is contained in the Annual Report. The information for the period prior to 1998 was audited by other auditors whose opinion thereon is contained in the 1997 Annual Report.

         Prior to October 6, 1998, the Fund invested primarily in high yield, high risk securities. Beginning on October 6, 1998, the Fund began investing primarily in intermediate investment grade debt securities. The following table reflects the results of investing in high yield, high risk securities rather than intermediate investment grade debt securities.

CLASS Y                                                           MARCH 20, 1997
                                                                  (COMMENCEMENT
                                                      YEAR        OF OPERATIONS)
                                                      ENDED          THROUGH
                                                     MARCH 31,       MARCH 31,
                                                       1998            1997
                                                       ----            ----
Net Asset Value,
   Beginning of Period......................          $4.72           $4.74
                                                      -----           -----
Income From Investment Operations
   Net Investment Income....................           0.34              -
   Net Gains or Losses on Securities
     (both realized and unrealized).........           0.14           (0.02)
                                                      -----           -----
       Total From Investment
          Operations........................           0.48           (0.02)
                                                      -----           -----
Less Distributions
   Dividends (from net
     investment income).....................          (0.34)             -
   Returns of Capital.......................          (0.07)             -
                                                      -----           -----
       Total Distributions..................          (0.41)             -
                                                                         -
Net Asset Value,
   End of Period............................          $4.79           $4.72
                                                      =====           =====
Total Return (1)............................          10.64%          (0.42)%

Ratios/Supplemental Data

   Net Assets, End of Period
     (000 omitted)..........................         $4,187              $7
   Ratio of Expenses to
     Average Net Assets.....................           1.05%(2)        1.21%(2)*
   Ratio of Net Income to
     Average Net Assets.....................           7.46%           8.89%*

   Portfolio Turnover Rate (3)..............          71.54%          66.10%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% for the year ended March 31, 1998, and 1.20% for the period ended March 31, 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized

                  INVESTMENT OBJECTIVES, POLICIES AND STRATEGY

         INVESTMENT OBJECTIVE. The Fund's primary investment objective is to achieve a high level of current income. Secondly, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. There is no assurance the Fund will succeed in achieving its objectives.

         INVESTMENT POLICIES. Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar denominated investment grade debt securities while maintaining an average maturity of five to ten years. Investment grade debt securities are those rated in one of the four highest categories by Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., and other nationally recognized rating organizations, of which the Adviser deems to be of comparable credit quality. A description of these rating categories is included as Appendix A to this Prospectus. Debt securities (often referred to as "fixed-income securities") are used by issuers to borrow money from investors. The issuer promises to pay the investor interest at a fixed or variable rate, and to pay back the amount it borrowed (the "principal") at maturity. Some debt securities, such as zero coupon bonds (discussed below) do not pay current interest. The Fund may invest up to 35% of its total assets in debt securities rated less than investment grade or, if unrated, judged by the Adviser to be of comparable quality to such lower-rated securities (collectively, "lower-grade securities"). Lower-grade securities include securities rated BB, B, CCC, CC, C and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's. Lower-grade securities (often called "junk bonds") are considered speculative and involve greater risk. Until October 6, 1998, the Fund invested primarily in high yield, high risk securities. During the transition period while the Fund is implementing its strategy of investing primarily in intermediate investment grade securities, the Fund may continue to invest more than 35% of its total assets in debt securities rated less than investment grade. However, the Fund will not purchase additional high yield, high risk securities until such securities represent less than 35% of total assets.

         INVESTMENT STRATEGY. The basic Davis investment philosophy is to search for quality growth companies that the market has overlooked. The Fund seeks to purchase the investment grade debt securities issued by these companies. At the heart of our approach is the recognition that managing risk is the key to delivering superior long-term investment results. Two ways we limit risk is by focusing primarily upon investment grade securities and by maintaining an average maturity of five to ten years.

                            PRIMARY INVESTMENT RISKS

         All investments carry risks to some degree, the yield and share price of the Fund will change daily based on changes in interest rates and market conditions, and in response to other economic, political, or financial events and investors' of such conditions and events. The types and maturities of the securities the Fund purchases, and the credit quality of their issuers will impact the Fund's reaction to these events. The Fund is designed for those investors who are investing for the long-term and who are willing to accept a moderate risk of loss of their capital in the hope of achieving higher income. There is no assurance that the Fund will achieve its objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

         INTEREST RATE RISK. Most debt securities are subject to interest rate risk. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for long-term debt securities than short-term debt securities. The Fund seeks to limit its interest rate exposure by maintaining an average maturity of five to ten years. Changes in the value of securities held by the Fund means that the Fund's share price can go up or down when interest rates change.

         CREDIT RISK. Most debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a debt security to make interest and principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (the Fund may invest up to 35% of its total assets in high yield, high risk securities) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any credit risk. While the Adviser may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own or broker research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will change over time. An improved credit rating usually causes the market value of a debt security to increase while a downgraded credit rating usually causes the market value of a debt security to decline.

         PREPAYMENT RISK. Many types of debt securities, including mortgage securities and securities subject to call provisions, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility. Many bonds are subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will likely replace such bonds with lower yielding bonds, resulting in a decreased return.

                      SECURITIES AND INVESTMENT PRACTICES

         CORPORATE SECURITIES. The Fund focuses its investments in securities issued by investment grade companies that are established in their industries, have favorable cash flows, and strong balance sheets. Investment grade debt securities are those rated in one of the four highest categories of nationally recognized rating organizations, or which the Adviser deems to be of comparable credit quality. Corporate securities are subject to both interest rate and credit risk. Many corporate securities also contain call provisions subjecting the security to prepayment risk.

         U.S. GOVERNMENT SECURITIES. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government, which in general terms means that the U.S. Treasury stands behind the obligation to pay principal and interest. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund may invest in. Other mortgage-related U.S. Government Securities the Fund may invest in that are issued or guaranteed by federal agencies, or government-sponsored entities, are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae"), and obligations supported by the discretionary authority of the U.S. Government to repurchase certain obligations of U.S. Government agencies or instrumentalities such as the Federal Land Banks and the Federal Home Loan Banks. Other U.S. Government Securities the Fund invests in are collateralized mortgage obligations ("CMOs"). U.S. Government Securities have little or no credit risk. They are, however, subject to interest rate risk and mortgage-related securities are subject to prepayment risk.

         HIGH YIELD, HIGH RISK SECURITIES. The Fund may invest up to 35% of its total assets in high yield, high risk securities. High yield, high risk securities, whether rated or unrated, often have speculative characteristics. High yield, high risk securities, often referred to as "junk bonds," have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them, and therefore, they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

         These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default, or if the rating of the security is reduced. For foreign lower-grade securities, these risks are in addition to the risks described in "Foreign Securities Denominated in U.S. Dollars."

         Until October 6, 1998, the Fund invested primarily in high yield, high risk securities. On that date the Fund's Board of Directors approved changing the Fund's investment strategy to focus upon investment grade debt securities. Under its current investment strategy, the Fund will not purchase additional high yield, high risk securities if, after giving effect to the purchase, more than 35% of the Fund's total assets would be invested in high yield, high risk securities. During the transition period while the Fund is implementing its strategy of investing primarily in intermediate investment grade securities, the Fund may continue to invest more than 35% of its total assets in debt securities rated less than investment grade. However, the Fund will not purchase additional high yield, high risk securities until such securities represent less than 35% of total assets.

         PORTFOLIO COMPOSITION. The table below reflects the Fund's portfolio composition by quality rating for the year ended March 31, 1998, calculated on the basis of the average weighted ratings of all bonds held at year end. The table reflects the percentage of total assets represented by fixed-income securities rated by Moody's or S&P, by unrated fixed-income securities, and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. U.S. Government Securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.

    COMPOSITION OF THE FUND'S PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
                      TOTAL NET ASSETS AT MARCH 31, 1998*

                                                     FUND'S ASSESSMENT OF    GENERAL DEFINITION
MOODY'S/S&P RATING CATEGORY            PERCENTAGE    NON-RATED SECURITIES     OF BOND QUALITY
---------------------------            ----------    --------------------     ---------------
Aaa/AAA ...........................       7.13%              0.00%           Highest quality
Aa/AA   ...........................       6.39%              0.00%           High quality
A/A     ...........................       0.41%              0.00%           Upper medium grade
Baa/BBB ...........................       3.73%              0.00%           Medium grade
Ba/BB   ...........................      10.97%              0.51%           Some speculative elements
B/B     ...........................      37.20%             12.20%           Speculative
Caa/CCC ...........................       4.14%              0.15%           More speculative
Ca, C/CC, C, D.....................       0.13%              0.35%           Very speculative, may be in default
Not Rated..........................      13.21%              0.00%           Not rated by Moody's or S&P
Common and Preferred Stock.........       2.15%              0.00%
Short-term Investments.............      14.54%              0.00%
                                         ------              -----
                                        100.00%             13.21%

* As of March 31, 1998, the Fund still invested primarily in high yield, high risk securities. Beginning October 6, 1998, the Fund will not purchase additional high yield, high risk securities if, after giving effect to the purchase, more than 35% of the Fund's total assets would be invested in high yield, high risk securities.

         The description of each bond quality category set forth in the table above is intended to be a general guide, and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective, and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

         FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS. The Fund may invest without limit in foreign issuers so long as their debt is denominated in U.S. dollars. By restricting the Fund's investments to debt securities denominated in U.S. dollars the Fund avoids currency risk, which is a primary risk of investing in foreign issuers. There are other risks of foreign investing. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage, and possible expropriation or nationalization of assets. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

         MORTGAGE-BACKED SECURITIES AND CMOS. Certain mortgage-backed securities, whether issued by the U.S. Government or by private issuers, "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies or private issuers. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

         Some mortgage-backed securities are issued by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers. Mortgage-backed securities issued by such private issuers are not issued or guaranteed by the U.S. Government or its agencies and, therefore, also subject to credit risk.

         The Fund may also invest in collateralized mortgage-backed obligations (referred to as "CMOs"), which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders according to their class as the payments are received. CMOs are issued with a variety of classes, or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

         ASSET-BACKED SECURITIES. The Fund may invest in "asset-backed" securities. These represent interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and "special purpose corporations." They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities may be supported by a credit enhancement, such as a letter of credit, a guarantee, or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

         ZERO COUPON SECURITIES. Zero Coupon securities, which may be issued by the U.S. Government, its agencies or instrumentalities, or by private issuers, pay no current interest and are purchased at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than debt securities that pay interest periodically. Interest accrues on zero coupon bonds even though cash is not actually received.

         TAXABLE MUNICIPAL OBLIGATIONS. Taxable municipal obligations are issued by or on behalf of states, territories, and possessions of the U.S., and their political subdivisions, agencies, and instrumentalities, and the District of Columbia to obtain funds. Unlike traditional municipal bonds, the interest earned on taxable municipal obligations is subject to federal income tax. Taxable municipal obligations are subject to interest rate, credit, and prepayment risks.

         SHORT-TERM DEBT SECURITIES. The high quality, short-term money market instruments in which the Fund may invest include U.S. Treasury and agency obligations; commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company); short-term obligations of corporate issuers; bank participation certificates; and certificates of deposit and bankers' acceptances (time drafts drawn on commercial banks usually in connection with international transactions) of banks and savings and loan associations.

         OTHER DEBT SECURITIES. The Fund may also invest in other debt securities including "busted" convertible securities, pay-in-kind and deferred interest bonds. Convertible securities may be converted into the issuer's common stock. A convertible security is "busted" if the conversion right is so far out of the money that the convertible bond is priced in the market as if it did not include a conversion right. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. The Fund has no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment.

         NON-CONCENTRATION. The Fund shall not invest 25% or more of its total assets in any industry; however, for the purposes of this restriction, obligations of the U.S. Government, its agencies or instrumentalities are not considered to be part of any single industry.

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery or are to be delivered at a later date. There may be a risk of loss to the Fund if the value of the security changes prior to the settlement date.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral, and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that will cause more than 15% of the Fund's net assets to be subject to repurchase agreements having maturities beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933 Act"), or which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act, but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid, and thus, subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the security, and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and, if as a result of changed conditions, it is determined that Rule 144A Securities are no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         BORROWING. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing.

         TEMPORARY DEFENSIVE INVESTMENTS. When market conditions dictate a more defensive strategy, the Fund may temporarily, without limitation, hold cash or invest in short-term money market instruments. The yield on these instruments will generally be lower than the yield on the Fund's regular portfolio.

         PORTFOLIO TRANSACTIONS. The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund may trade to some degree in securities for the short-term and may sell securities to buy others with greater income or profit potential, or when it has realized a profit and the proceeds can be more advantageously utilized. The Fund may also sell a security when the Adviser or Sub-Adviser believe such security will no longer continue to provide a competitive yield or involves undue risk, or when the Adviser or Sub-Adviser deems it advisable to take a more defensive position or return to a more aggressive stance. Because of the Fund's policies, the Fund's portfolio turnover rate will vary. A higher portfolio turnover rate could require the payment of larger amounts in brokerage commissions. However, it is anticipated that most securities transactions will be principal transactions, in which no brokerage commissions are incurred. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. Research services and placement of orders by securities firms for shares of the Fund may be taken into account as a factor in placing portfolio transactions. Portfolio turnover rates are set forth in the Financial Highlights table, however, prior to October 6, 1998, the Fund invested primarily in high yield, high risk securities. Beginning on October 6, 1998, the Fund began investing primarily in intermediate investment grade debt securities. The turnover rates set forth in the Financial Highlights table reflect the results of investing in high yield, high risk securities rather than intermediate investment grade debt securities. Therefore, the turnover rates included in the Financial Highlights table may not be indicative of turnover rates. Implementing the new investment strategy of investing primarily in intermediate investment grade debt securities will involve the sale of high yield, high risk securities, and the purchase of intermediate investment grade debt securities. Thus, portfolio turnover may increase during the transition period.

         FUNDAMENTAL POLICIES. The Fund has adopted certain investment restrictions set forth in the Statement of Additional Information as fundamental policies. These restrictions and the Fund's investment objectives are fundamental policies and may not be changed unless authorized by a vote of the shareholders. All other policies are non-fundamental and may be changed without shareholder approval. Except for the restriction with respect to illiquid securities, any percentage restrictions set forth in the prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the values of securities or total net assets.

                      ADVISER, SUB-ADVISER AND DISTRIBUTOR

         Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the business operations of the Fund. Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. The Adviser also acts as investment adviser for Davis Tax-Free High Income Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis and Selected Funds.

         The Fund pays the Adviser a fee at the annual rate of 0.55% on average net assets. Prior to October 6, 1998, the Fund paid the Advisor a higher fee to manage a portfolio of high yield, high risk securities. Under the former schedule, the Fund paid the Adviser a fee at the annual rate of 0.70% on average net assets up to $250 million, 0.60% on the next $250 million of average net assets and 0.55% on average net assets over $500 million. The Fund also reimburses the Adviser for its costs of providing certain accounting and financial reporting, shareholder services, and compliance with state securities laws. Under the Sub-Advisory Agreement with DSA-NY, the Adviser pays all of DSA-NY's direct and indirect costs of operations. All the fees paid to DSA-NY are paid by the Adviser and not the Fund.

         PORTFOLIO MANAGEMENT. Carolyn H. Spolidoro has been the primary portfolio manager of the Fund since October 6, 1998. She has served as the primary portfolio manager of government bond funds managed by the Adviser since May 1, 1995. Ms. Spolidoro serves as the primary portfolio manager of government money market funds managed by the Adviser since 1987. Ms. Spolidoro has been employed by the Adviser since August 1985. She is a Vice President of the Adviser's General Partner and a Vice President of all of the Davis Funds.

         YEAR 2000 ISSUES. Like all financial service providers, the Adviser, Sub-Adviser, Distributor and third parties providing transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for that event.

                               PURCHASE OF SHARES

         GENERAL. Class Y shares are offered through this Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan, and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

         PURCHASE BY BANK WIRE. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust Company. Prior to an initial investment by wire, the institutional shareholder or wrap program sponsor should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. To assure proper credit, the wire instructions should be made as follows:

                             State Street Bank and Trust Company,
                             Boston, MA 02210
                             Attn.: Mutual Fund Services
                             DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC. Shareholder Name,
                             Shareholder Account Number,
                             Federal Routing Number 011000028,
                             DDA Number 9904-606-2

         You may make additional investments by wire or you may simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o the Davis Funds, 66 Brooks Drive, Braintree, MA 02184. Where purchases are made by check, redemptions will not be allowed until the check has cleared, usually about 15 calendar days. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in Class Y shares of the Fund. If you know your account number, you should also give it to State Street.

         The Fund does not issue certificates for Class Y shares. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction and any other transactions you had during the current year.

                              TELEPHONE PRIVILEGE

         Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE FUND SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we may have difficulty in accepting telephone requests in which case you should contact us by mail. See "Exchange of Shares - By Telephone", "Redemption of Shares".

                               EXCHANGE OF SHARES

         GENERAL. You may exchange Class Y shares of the Fund for Class Y shares of the other Davis Funds. The Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Fund is intended as a long-term investment and is not intended for short-term trades. The net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required. See "Redemption of Shares". Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances, such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Adviser. Currently, more than four exchanges out of the Fund during a twelve-month period are not permitted without the prior written approval of the Adviser. The Fund reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

                              REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Fund, all or part of your shares at any time. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are registered.

         Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         For the protection of all shareholders, the Company also requires that signatures appearing on a stock power or redemption request where the proceeds would be more than $50,000, must be guaranteed by a bank, credit union, savings association, securities exchange, broker, dealer or other guarantor institution. A signature guarantee is also required in the event that any modification to the Fund's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures or if such guarantor is not a member or participant of a signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.

         Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares by bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Fund's Board of Directors is authorized to decide that conditions exist making cash payments undesirable, although the Board has never reached such a decision. If the Board should decide to make payment other than in cash, redemptions could be paid in securities, valued at the value used in computing the Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating brokers or dealers. The Distributor may repurchase shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place any repurchase request by telephone or wire. Any dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

                        DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern Time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street normally is such value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares".

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (Pricing services generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. Short-term securities maturing in 60 days or less will be valued at amortized cost (unless the Board of Directors determines that amortized cost would not represent a fair value). If there is a material difference in the market value and amortized cost value of short-term securities, market value will be used. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

                          DIVIDENDS AND DISTRIBUTIONS

         There are two sources for the payments made to you by the Fund. The first is net investment income. Payments from this source are made monthly. The second source is realized capital gains, distribution of which are paid at least annually. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase (other than through dividend reinvestment) and after each redemption. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         The Fund currently declares monthly distributions based on the Adviser's projections of estimated net investment income. The amount of each distribution may differ from actual net investment income determined in accordance with generally accepted accounting principles. The Fund at times may continue to pay distributions based on expectation of future investment results and to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors, the Fund may have failed to achieve projected investment results for a given period. In such cases, the Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

         Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawals Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of foreign, federal, state and local taxes on an investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If for any calendar year the distributed earnings required under the Code exceed the amount distributed, an excise tax equal to 4% of the excess will be imposed on the Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

         Interest on indebtedness incurred by non-corporate shareholders to purchase or carry shares of the Fund will be deductible only up to the amount of the shareholders' net investment income.

                                  FUND SHARES

         Shares issued by the Fund are currently divided into four classes, Class A, Class B, Class C and Class Y shares. Due to differing expenses of the Classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information regarding the Class A, B, and C shares, please call 1-800-279-0279 to request a prospectus for those shares.

         The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of shares of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Fund can elect all of the directors of the Fund.

         In accordance with Maryland law and the Fund's By-laws, the Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders holding at least 10% of the voting power of the Fund.

                                PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information may consist of its "yield," "distribution rate," "average annual total return" and "total return" and will be calculated separately for each class. These performance figures are based upon historical results and are not intended to indicate future performance.

         "Yield" is computed by dividing the net investment income per share (as defined in applicable regulations of the Securities and Exchange Commission) during a specified 30-day period by the maximum offering price per share on the last day of such period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

         "Distribution rate" is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of such period. Distribution rates published are measures of the level of income dividends distributed during a specified period. Thus, such rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of the Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

         "Average annual total return" refers to the Fund's average annual compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

         "Total return" refers to the Fund's compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment. Total return is not annualized. In the event the Fund advertises its total return or average annual total return, the stated periods will be one, five and ten years, and may also include longer or shorter periods, including the life of the Fund. The computation of total and average annual total return assumes reinvestment of all dividends and distributions, and deduction of all charges and expenses. In addition, a table showing the performance of an assumed investment of $10,000 may be used from time to time.

         The Fund may also quote average annual total return and total return on net asset value. Such data will be calculated substantially as described above except that sales charges will not be deducted.

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications.

         The Fund's 1998 Annual Report contains additional performance information and will be made available upon request and without charge.

                             SHAREHOLDER INQUIRIES

         Shareholder inquiries should be directed to Davis Distributors, LLC, by writing to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406 or by calling 1-800-279-0279. Davis Direct Access is the Davis Funds' automated telephone system that enables shareholders to perform a number of account transactions automatically by using a touch-tone phone. Shareholders may obtain Fund and account specific information and make purchases, exchanges and redemptions.

                                    APPENDIX

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat greater than Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

         AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                           PAGE

Summary....................................................................  2
Financial Highlights.......................................................  3
Investment Objectives, Policies and Strategies.............................  5
Primary Investment Risks...................................................  5
Securities and Investment Practices........................................  6
Adviser, Sub-Adviser and Distributor.......................................  9
Purchase of Shares......................................................... 10
Telephone Privilege........................................................ 11
Exchange of Shares......................................................... 11
Redemption of Shares....................................................... 11
Determining the Price of Shares............................................ 12
Dividends and Distributions................................................ 12
Federal Income Taxes....................................................... 13
Fund Shares................................................................ 13
Performance Data........................................................... 14
Shareholder Inquiries...................................................... 14
Appendix - Quality Ratings of Debt Securities.............................. 15
-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                           AUGUST 1, 998, AS AMENDED
                                OCTOBER 6, 1998

              DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC.
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279

                               TABLE OF CONTENTS

TOPIC                                                                      PAGE

Investment Restrictions....................................................  2

Investment Securities, Strategies, and Techniques..........................  3

Portfolio Transactions.....................................................  8

Federal Income Taxes.......................................................  9

Directors and Officers..................................................... 10

Directors' Compensation Schedule........................................... 12

Certain Shareholders of the Fund........................................... 12

Investment Advisory Services............................................... 14

Custodian.................................................................. 15

Auditors................................................................... 15

Determining the Price of Shares............................................ 15

Reduction of Class A Sales Charges......................................... 15

Special Distribution Arrangements.......................................... 17

Distribution of Fund Shares................................................ 17

Performance Data........................................................... 18

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B, AND CLASS C PROSPECTUS DATED AUGUST 1, 1998, AS AMENDED OCTOBER 6, 1998, AND THE CLASS Y PROSPECTUS DATED AUGUST 1, 1998, AS AMENDED OCTOBER 6, 1998. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

THE FUND'S MARCH 31, 1998, ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL STATEMENTS APPEARING THEREIN ARE INCORPORATED HEREIN BY REFERENCE.

                            INVESTMENT RESTRICTIONS

         The investment restrictions set forth below and the Fund's investment objectives set forth in the Prospectus may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities in total or net assets.

1. Commodities. The Fund may not buy or sell commodities or commodity contracts.

2. Real Estate. The Fund may not purchase real estate or real estate mortgages as such, but the Fund may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

3. Voting Securities. The Fund may not buy the securities of any company if the Fund would then own more than 10% of such company's voting securities or any class of such company's securities. For this purpose, all debt securities of an issuer are deemed to comprise a single class.

4. Diversification. The Fund may not buy the securities of any company if more than 5% of the value of its total assets would then be invested in that company; the Fund may, however, without limitation, invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") and repurchase agreements with respect thereto.

5. Concentration. The Fund may not buy the securities of companies in any one industry if more than 25% of the value of the Fund's total assets would then be invested in companies in that industry.

6. Options. The Fund may not purchase or write put or call options, except that it may write listed covered call options and make closing transactions in respect thereof, provided that no more than 20% of the value of the Fund's total assets would be subject to such calls.

7. Seasoned Issuers. The Fund may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of the value of the Fund's total assets would then be invested in such securities.

8. Investment Companies. The Fund may not buy securities issued by other investment companies except incident to an acquisition of assets or a merger.

9. Selling Short, Margin, Arbitrage. The Fund may not sell short, buy on margin or engage in arbitrage transactions.

10. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

11. Borrowing. The Fund may not borrow money except from banks for extraordinary emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing.

12. Affiliated Securities. The Fund may not buy or continue to hold securities if any officers or directors of the Fund, the Adviser, or the Adviser's General Partner, own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

13. Underwriting. The Fund does not engage in the underwriting of securities; however, if the Fund sells "restricted" securities it may technically be considered an "underwriter."

14. Lending. The Fund may lend its securities provided that not more than 20% of the value of the Fund's total assets are subject to such loans. The Fund may not lend money except through the purchase of debt obligations (including entering into repurchase agreements) in accordance with the Fund's investment objectives.

NON-FUNDAMENTAL POLICIES. In addition to the foregoing restrictions, the Fund is subject to certain non-fundamental policies which may be changed without shareholder approval. Currently, these restrictions include:

1. Futures and Options Contracts. The Fund will not invest in futures or options contracts. In addition, the Fund will not enter into swap transactions or forward contracts. This restriction does not limit the Fund's ability to purchase fixed income securities with embedded options or to enter into repurchase agreements which are fully collateralized with government securities.

2. Fixed Income Securities Denominated in U.S. Dollars. The Fund will only purchase fixed income securities if they are denominated in U.S. dollars.

3. High Yield, High Risk Securities. The Fund will not invest more than 35% of its total assets in fixed income securities which are rated less than investment grade or, if unrated, judged by the Adviser to be of comparable quality to such high yield, high risk securities. High yield, high risk securities include securities rated BB, B, CCC, CC, C and D by Standard & Poor's or Ba, B, Caa, Ca and C by Moody's.

4. Illiquid Securities. The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid.

               INVESTMENT SECURITIES, STRATEGIES, AND TECHNIQUES

         SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES. The Fund may invest in debt obligations (which must be dominated in U.S. dollars) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities.

         The percentage of the Fund's assets that will be allocated to foreign securities will vary from time to time depending on, among other things, the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. The Adviser will consider an issuer's affiliation, if any, with a foreign government as one of the factors in determining whether to purchase any particular foreign security. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed. The Fund's policy of investing in foreign debt securities if they are denominated in U.S. dollars may limit the number of foreign debt securities which the Fund may invest in and prevent the Fund from investing in foreign issuers which would otherwise meet the Fund's investment criteria.

         The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter- American Development Bank. The governmental members, or "stockholders," of these entities usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

         Investing in foreign securities involves considerations and possible risks not typically associated with investing in securities in the U.S. Even though the Fund invests only in debt securities denominated in U.S. dollars, the values of foreign securities may be affected by changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. There may be a lack of public information about foreign issuers. Foreign countries may not have financial reporting, accounting and auditing standards comparable to those that apply to U.S. issuers. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. They may have increased delays in settling portfolio transactions. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

         MORTGAGE-BACKED SECURITIES. These securities represent participation interests in pools of residential mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself, which may be a private rather than a government entity. Those guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Any of these government agencies may also issue collateralized mortgage-backed obligations ("CMOs"), discussed below.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors, and accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the value of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment; thus, affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at par, at a premium, or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

         The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security, has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

         Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, subject to the direction of the Board of Directors and consistent with the Fund's investment objective and policies, consider making investments in such new types of mortgage-related securities.

         GNMA CERTIFICATES. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer"and GNMA, regardless of whether the mortgagor actually makes the payments when due.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

         FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through certificates ("FHLMC Certificates"): mortgage participation certificates ("PCs"); and, guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS ("CMOS"). CMOs are fully collateralized bonds that are the general obligations of the issuer by either the U.S. Government, a U.S. government instrumentality, or a private issuer which may be a domestic or foreign corporation. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

         ASSET-BACKED SECURITIES. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for the prepayments of a pool of mortgage loans underlying mortgage-backed securities.

         REPURCHASE AGREEMENTS. The Fund may acquire securities that are subject to repurchase agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Board of Directors from time to time), for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralized the repayment obligation. Additionally, the Adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         The Fund may enter into "tri-party repurchase agreements" either separately or on a joint basis. A tri-party repurchase agreement is an agreement between the Fund, the seller, and a third-party bank. Both the Fund and the seller have accounts with the third-party bank which facilitates the exchange of cash and securities. Tri-party repurchase agreements are subject to the same risks and the Fund follows the same procedures as apply to regular repurchase agreements.

         ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest in restricted securities which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the securities, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund's policy not to purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid does not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Directors of the Fund or by the Adviser under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

         AVERAGE MATURITY AND MIX OF SECURITIES. The average maturity and the mix of investments of the Fund will vary as the Adviser seeks to provide a high level of income considering the available alternatives in the market. To limit interest rate risk, the Adviser seeks to maintain the Fund's average maturity from five to ten years. Since interest rates vary with changes in economic, market, political, and other conditions, there can be no assurance that historic interest rates are indicative of rates which may prevail in the future. Since the values of securities in the Fund fluctuate depending upon market factors, the credit of the issuer and inversely with current interest rate levels, the net asset value of its shares will fluctuate. The Adviser attempts to adjust investments as considered advisable in view of prevailing or anticipated market and credit conditions as perceived by the Adviser. Portfolio securities may be purchased or sold in anticipation of a rise or a decline in interest rates or a change in credit quality.

         WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; and the value at delivery may be less than the purchase price. The Fund will identify liquid assets on its records as segregated, of any type, including equity and debt securities of any grade at least equal to the value of purchase commitments until payment is made.

         The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Adviser will affect the value of such securities and may cause a loss to the Fund.

         When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

         LENDING PORTFOLIO SECURITIES. The Fund may lend securities to broker/dealers or institutional investors for their use in connection with short sales, arbitrages, and other securities transactions. The Fund may earn interest on cash collateral or receive a fee from broker/dealers for lending its portfolio securities. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not lend securities if such a loan would cause more than 20% of the total value of its assets to then be subject to such loans.

                             PORTFOLIO TRANSACTIONS

         Davis Selected Advisers, L.P. (the "Adviser") makes investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for the Fund, subject to review by the Board of Directors. In this regard, the Adviser will seek to obtain the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying any brokerage commissions, the Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund, and the professional services rendered, including execution, clearance procedures, wire service quotations, and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Adviser. In accordance with this policy, brokerage transactions, if any, are not executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Adviser and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure is outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The Adviser believes that research from brokers and dealers is desirable, although not essential, in carrying out its functions, in that such outside research supplements the efforts of the Adviser by corroborating data and enabling the Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices, and obtaining information on the activities of other institutional investors. The Adviser researches, at its own expense, each security included in, or being considered for inclusion in, the Fund's portfolio. As any particular research obtained by the Adviser may be useful to the Fund, the Board of Directors or its Committee on brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate, the relative costs or benefits of research.

         During the last three fiscal years ended March 31, 1998, 1997, and 1996, the Fund paid brokerage commissions of $4,045, $1,580, and $854, respectively. Most of the Fund's transactions are made on a principal basis. The price of such transactions may include profit for the dealer.

                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state, and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of foreign, federal, state and local taxes on an investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income and realized capital gain net income that it distributes to its shareholders provided, among other qualification requirements, the Fund distributes at least 90% of its net investment income for the taxable year. In addition to any federal income tax, the Fund is subject to a 4% non-deductible excise tax if the Fund fails to distribute at least 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the twelve-month period ended October 31. The Fund intends to make distributions sufficient to prevent the imposition of any federal income tax or excise tax.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income, including realized capital gains and without a deduction for the dividends paid, will be subject to federal income taxes at the regular corporate rates. Distributions from the Fund to the fund's shareholders will be taxable as ordinary dividends to the extent of the Fund's earnings and profits.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions by the Fund that do not constitute ordinary income or capital gain dividends will be treated as a return of capital distribution and will reduce the shareholder's tax basis in his or her shares. Any return of capital distribution in excess of the shareholder's tax basis will be treated as a gain from the sale of his or her Fund shares. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution. No gain or loss will be recognized by shareholders on the automatic conversion of Class B shares into Class A shares of the Fund

         The Fund is required in certain cases to withhold and remit to the U.S Treasury 31% of ordinary income dividends, capital gain distributions, and the proceeds from the redemption of shares, paid to any shareholder who, i) has failed to provide a tax identification number, ii) has provided an incorrect tax identification number, iii) is subject to backup withholding for failure to report interest or dividend income properly, or iv) has failed to certify to the Fund that it is not subject to backup withholding or that it is an exempt recipient (i.e. a corporation).

         If a shareholder: (1) incurs a sales load in purchasing shares of the Fund; (2) by reason of such purchase acquires a reinvestment right; (3)disposes such shares less than 91 days after they are acquired; and, (4) subsequently purchases shares of the same or another fund at a reduced sales load pursuant to the reinvestment right; then the sales load on the shares disposed of (to the extent of the reduction in sales load pursuant to the reinvestment right) shall not be taken into account in determining the gain or loss on shares disposed of but shall be treated as incurred in the acquisition of the shares subsequently acquired.

         Interest on indebtedness incurred by non-corporate shareholders to purchase or carry shares of the Fund will be deductible only up to the amount of the shareholders' net investment income.

                             DIRECTORS AND OFFICERS

         The names and addresses of the directors and officers of the Fund are set forth below, together with their principal business affiliations and occupations for the last five years. The asterisk following the names of Andrew
A. Davis, Christopher C. Davis, and Jeremy H. Biggs, indicates that they are considered to be "interested persons" of the Fund, as defined in the Investment Company Act, by reason of their affiliation with the Fund's adviser. As indicated below, certain directors and officers of the Fund hold similar positions with the following funds that are also managed by the Adviser: Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc. Bond Fund, Inc. High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively the "Davis Funds").

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President of Bass & Associates (a financial consulting firm); formerly First Deputy City Treasurer City of Chicago, and an Executive Vice President for Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser. Vice Chairman, Head of Equity Research Department, Chairman of the U.S. Investment Policy Committee, and member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer for World Total Return Fund, L.P.; Member, Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director of Mid-Atlantic Realty Trust.

JERRY D. GEIST (5/23/34), 931 San Pedro Dr. S.E., Albuquerque, NM 87108. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman for Santa Fe Center Enterprises; President and Chief Executive Officer for Howard Energy International Utilities; Director of CH2M-Hill, Inc.; Retired Chairman and President for Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), 508 Tasman Drive, Sunnyvale, CA 94089. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman of PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director of Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits) and Alliance Technology Fund (a mutual fund).

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of the Company and each of the Davis Funds, and Managing General Partner of Avanti Partners, L.P.

LEROY E. HOFFBERGER (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson, MD 21204. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; of-Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman of Mid-Atlantic Realty Trust; Director and President of CPC, Inc. (a real estate company); Director and Vice President of Merchant Terminal Corporation; formerly, Director of Equitable Bancorporation, Equitable Bank and Maryland National Bank, and formerly, Director and President of O-W Fund, Inc. (a private investment fund).

LAURENCE W. LEVINE (4/9/31), c/o Bigham Englar Jones & Houston, 14 Wall Street, 21st, Floor, New York, NY 10005-2140. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner of Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; and Director for various private companies.

CHRISTIAN R. SONNE (5/6/30), P.O. Box 777, Tuxedo Park, NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly, Vice President of Goldman Sachs & Company (investment banker).

SHELBY M.C. DAVIS (3/20/37), 4135 North Steers Head Road, Jackson Hole, WY 83001. President of the Fund and each of the Davis Funds; President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Chairman and Chief Executive Officer of Venture Advisers, Inc.; Director of Davis Selected Advisers-NY, Inc.; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS (6/25/63),* 124 East Marcy Street, Santa Fe, NM 87501. Director and Vice President of the Company and each of the Davis Funds (except Davis International Series, Inc.), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director and President of Venture Advisers, Inc.; Director and Vice President of Davis Selected Advisers-NY, Inc.; Consultant to Capital Ideas, a private financial consultant; formerly Vice President and head of convertible security research for PaineWebber, Incorporated.

CHRISTOPHER C. DAVIS (7/13/65),* 609 Fifth Ave, New York, NY 10017. Director and Vice President of the Company and each of the Davis Funds; Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director and Vice Chairman of Venture Advisers, Inc.; Director, Chairman and Chief Executive Officer of Davis Selected Advisers-NY, Inc.; Chairman and Director of Shelby Cullom Davis Financial Consultants, Inc.; employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director of Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Fund and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Operating Officer, Venture Advisers, Inc.; Vice President of Davis Selected Advisers-NY, Inc.; President of Davis Distributors, LLC; formerly President and Chief Executive Officer of First of Michigan Corporation; formerly Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

CAROLYN H. SPOLIDORO (11/19/52), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Vice President of Venture Advisers, Inc.

SHARRA L. REED (9/25/66), 124 East Marcy Street, Santa Fe NM 87501. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President of Venture Advisers, Inc.; formerly a Unit Manager with Investors Fiduciary Trust Company.

THOMAS D. TAYS (3/7/57), 124 East Marcy Street, Santa Fe NM 87501. Vice President and Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc. Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President and Secretary of Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, LLC; formerly as Vice President and Special Counsel of U.S. Global Investors, Inc.

SHELDON R. STEIN (11/29/28), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602. Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; and a Partner of D'Ancona & Pflaum, the Company's legal counsel.

ARTHUR DON (9/24/53), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602. Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; and a Partner of D'Ancona & Pflaum, the Company's legal counsel.

         The Fund does not pay salaries to any of its officers.

                        DIRECTORS' COMPENSATION SCHEDULE

         During the fiscal year ended March 31, 1998, the compensation paid to the directors who are not considered to be interested persons of the Fund was as follows:

                                AGGREGATE FUND                   TOTAL
     NAME                        COMPENSATION             COMPLEX COMPENSATION*
     ----                        ------------             ---------------------

Wesley E. Bass                     $2,725                      $38,575
Marc P. Blum                        2,500                       35,700
Jerry D. Geist                      2,450                       35,550
D. James Guzy                       2,500                       35,700
G. Bernard Hamilton                 2,450                       40,550
LeRoy E. Hoffberger                 2,500                       35,650
Laurence W. Levine                  2,500                       35,650
Christian R. Sonne                  2,500                       35,700
Edwin R. Werner                     2,050                       29,425

*Complex compensation is the aggregate compensation paid for services as a Director by all mutual funds with the same investment adviser.

                        CERTAIN SHAREHOLDERS OF THE FUND

         The following table sets forth, as of June 30, 1998, the name and holdings of each person known by the Fund to be a record owner of more than 5% of its outstanding Class A, B, C, or Y shares. As of such date, there were 9,275,253.638 Class A shares outstanding and the directors and officers of the Fund, as a group, owned 101,603.089 Class A shares, or approximately 1.10% of the Fund's outstanding Class A shares. As of such date, there were 6,029,762.956 Class B shares, 890,438.216 Class C shares, and 897,094.439 Class
Y shares outstanding. The directors and officers of the Fund do not presently own or intend to own any Class B shares, Class C shares, or Class Y shares of the Fund. CLASS A SHARES

                                             Number of         Percent of
         Name and Address                   Shares Owned    Class Outstanding
         ----------------                   ------------    -----------------

         National City Bank TTEE           1,013,973.208         10.93%
         FBO McKeesport Hospital TR
         P.O. Box 94984
         Cleveland, OH 44101-4984

CLASS B SHARES

                                             Number of         Percent of
         Name and Address                   Shares Owned    Class Outstanding
         ----------------                   ------------    -----------------

         MLPF&S for the sole benefit of    1,531,658.308         25.40%
         its customers

         Attn: Fund Administrator
         4800 Deerlake Drive East
         2nd Floor
         Jacksonville, FL 32246-6484

CLASS C SHARES

                                             Number of         Percent of
         Name and Address                   Shares Owned    Class Outstanding
         ----------------                   ------------    -----------------

         MLPF&S for the sole benefit of     366,396.001          41.15%
         its customers

         Attn: Fund Administrator
         4800 Deerlake Drive East
         2nd Floor
         Jacksonville, FL 32246-6484

CLASS Y SHARES

                                             Number of         Percent of
         Name and Address                   Shares Owned    Class Outstanding
         ----------------                   ------------    -----------------

         Naidot & Co.                       885,444.688          98.70%
         c/o Bessemer Trust Company
         100 Woodbridge Center Drive
         Woodbridge, NJ 07095

                          INVESTMENT ADVISORY SERVICES

         Davis Selected Advisers, L.P. serves as investment adviser for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") adopted in accordance with the requirements of the Investment Company Act of 1940. Pursuant to the Advisory Agreement the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state laws.

         For the Adviser's services, the Fund pays the Adviser a monthly fee at the annual rate of 0.55% of average net assets. Prior to October 6, 1998, the Fund paid the Adviser a monthly fee at the annual rate of 0.70% of average net assets to manage an investment portfolio of high yield, high risk securities.

         Prior to October 6, 1998, the Fund invested primarily in high yield, high risk securities. At that time the Fund and the Adviser retained Stamper Capital & Investments, Inc. to serve as sub-adviser to the Fund.

         The Adviser has also entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("DSA-NY") under which DSA-NY performs research and other services for the Fund on behalf of the Adviser. Under the Agreement, the Adviser pays all of DSA-NY's direct and indirect costs of operation.

         The reimbursable costs for certain accounting and administrative services for the fiscal years ended March 31, 1998, 1997 and 1996 were $13,001, $14,663, and $15,996 respectively. The reimbursable costs for qualifying the Fund's shares for sale with state agencies for such periods were $12,000 in all three years, and the reimbursable costs for providing shareholder services for such periods were $11,493, $6,713, and $6,987 respectively.

         The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

         In accordance with the provisions of the Investment Company Act, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by the Fund's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares, or the Adviser. The continuance of the Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

         The Adviser, DSA-NY, and the Sub-Adviser have each adopted a Code of Ethics which regulates the personal securities transactions of their investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Codes require investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's, DSA-NY's, or Sub-Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                                   CUSTODIAN

         The Custodian of the Fund's assets is State Street Bank and Trust Company ("State Street'), 66 Brooks Drive, Braintree, Massachusetts 02184. The Custodian maintains all of the instruments representing the investments of the Fund and all cash. The Custodian collects income on portfolio securities, delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of officers, or resolutions of the Board of Directors.

                                    AUDITORS

         The independent auditors of the Fund are KPMG Peat Marwick LLP, 707 17th St. Suite 2300, Denver, Colorado 80202. They also perform other related audit services and act as auditors for certain other funds advised by the Adviser.

                        DETERMINING THE PRICE OF SHARES

         The Fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Fund will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

                       REDUCTION OF CLASS A SALES CHARGE

         There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities.

         FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses, and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

         STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention. A Statement is included in the Application Form included in the Prospectus. Please read it carefully before completing it.

         If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

         Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

         No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

         If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2-1/2%.

         If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

         A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

         RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge need not be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

         For example, if you owned $100,000 worth (at offering price) of Fund shares (including Class A, B and C shares of all Davis Funds, except Davis Government Money Market Fund) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2, not 4-3/4%.

         If you claim this right of accumulation, you or your dealer must so notify the Distributor (or State Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

         COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc. Bond Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively with the Fund, the `Davis Funds") may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

         If a "single purchaser" decides to buy the Fund's Class A shares as well as Class A shares of any of the other Davis Funds (other than shares of Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in the Fund's Class A shares and $150,000 in the Class A shares of Davis High Income Fund, Inc. and pay a sales charge of 2-1/2%, not 3-1/2%.

         Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) may be aggregated. In this connection, the Fund's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

         Lastly, the right of accumulation applies also to the Class A, Class B and Class C shares of the other Davis Funds (other than Davis Government Money Market Fund) which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Davis New York Venture Fund, Inc. and Davis Financial Fund and Davis Convertible Securities Fund, (valued at the applicable current offering price) and invest $5,000 in the Fund's shares, the sales charge on your investment would be 3-1/2%, not 4-3/4%.

         In all the above instances where you wish to claim this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

         ISSUANCE OF SHARES AT NET ASSET VALUE. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. In addition, the Fund may occasionally be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

                       SPECIAL DISTRIBUTION ARRANGEMENTS

         Class B shares of the Davis High Income Fund, Inc. are made available to Retirement Plan Participants such as 401(k) or 403(b) Plans at NAV with the waiver of contingent deferred sales charge (CDSC) if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Funds convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion. The Fund may make similar exceptions for other financial institutions sponsoring or administering similar benefit plans.

         Under a program with Prudential Bache Securities, Inc. ("PruArray"), the Distributor will not advance a 1% commission at the time of purchase, no CDSC is assessed and the 12b-1 fee is paid directly to PruArray. Class C shares of the Davis High Income Fund, Inc. are made available to PruArray Retirement Plan Participants, such as 401(k) Plans, at NAV with the waiver of contingent deferred sales charge (CDSC).

                          DISTRIBUTION OF FUND SHARES

         Davis Distributors, LLC, ("the Distributor"), acts as principal underwriter of the Fund's shares on a continuing basis pursuant to a Distributing Agreement. Pursuant to the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing, and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

         During the Fund's fiscal year ended March 31, 1998, the Distributor received total sales charges of Class A shares (which the Fund does not pay) on the sale of Fund shares of $207,166. Of this amount, the Distributor paid concessions to dealers of $174,693. For the two prior fiscal years ended March 31, 1997 and 1996, the Distributor received total sales charges on the sale of the Fund shares of $123,695 and $163,366 respectively, and of those amounts paid concessions to dealers of $104,712 and $140,825, respectively.

         In addition, the Fund has adopted distribution plans with respect to each class of its shares, except Class Y shares, pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plans"). Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Payments under the Class B and Class C Distribution Plans are limited to an annual rate of 1.00% of the average daily net asset value of each such class of shares.

         To the extent that any investment advisory fees paid by the Fund may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of shares of the Fund within the meaning of Rule 12b-1, the payments of such fees are authorized under the Plans.

         The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Directors or a majority of the Fund's outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Directors approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Directors and the shareholders. As long as the Distribution Plans are in effect, the Fund must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

         During the fiscal years ended March 31, 1998, 1997 and 1996, the Distributor or the Adviser, in its capacity as distributor, received $101,590, $98,840 and $100,703 under the Class A Distribution Plan, $145,416, $86,015 and $46,899, under the Class B Distribution Plan. During the fiscal year ended March 31, 1998, the Distributor or Adviser, in its capacity as distributor, received $10,355 under the Class C Distribution Plan.

                                PERFORMANCE DATA

         CHANGE IN INVESTMENT STRATEGY. Prior to October 6, 1998 the Fund invested primarily in high yield, high risk securities. The Fund now invests primarily in investment grade securities while maintaining an average maturity of five to ten years. High yield, high risk securities often perform very differently than intermediate term investment grade debt securities. In addition, on October 6, 1998 the Fund and the Adviser agreed to a reduced management fee, which will tend to lower the Fund's expense ratio. All of these factors should be carefully considered when reviewing the Fund's past performance.

         YIELD. Yield is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. For the 30-day period ended March 31, 1998, the yields for the Fund's Class A, Class B, Class C, and Class Y shares were 7.98%, 7.65%, 7.60% and 8.66%, respectively. The yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

         Yield = 2 [(a-b+1)6-1]
                      cd

Where:   a =   dividends and interest earned during the period

         b =   expenses accrued for the period

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

         TOTAL RETURN. Average annual total return measures both the net investment income generated by, and the effect, if any, realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P(1+T)n = ERV

Where:   P =   hypothetical initial payment of $1,000

         T =   average annual total return

         n =   number of years

         ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         The average annual total return figures for the Fund's Class A shares during the one, five and ten year periods ended March 31, 1998, were 5.26%, 7.60% and 6.55%, respectively.

         The average annual total return figures for the Fund's Class B shares during the year ended March 31, 1998, and the period from December 5, 1994 through March 31, 1998 (life of the Class) was 6.53% and 7.92%, respectively.

         The average annual total return figures for the Fund's Class C shares for the period from August 12, 1997 through March 31, 1998 (life of the Class) was 4.61%.

         The average annual total return figures for the Fund's Class Y shares during the year ended March 31, 1998, and the period from March 20, 1997 through March 31, 1998 (life of the Class) was 10.64% and 9.86%, respectively.

         DISTRIBUTION RATES. Distribution rates are computed by dividing the income dividends for a stated period by the maximum offering price on the last day of such period. For the year ended March 31, 1998, the historical distribution rate with respect to the Fund's Class A, Class B, Class C and Class Y shares was 8.40%, 8.02%, 8.01%, and 9.18%, respectively.

         ANNUALIZED CURRENT DISTRIBUTION RATES. Annualized current distribution rates are computed by multiplying income dividends for a specified month by twelve and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Fund's Class A, Class B, Class C and Class Y shares for the month ended March 31, 1998, was 8.40%, 8.02%, 8.00% and 9.13%, respectively.

         ADVERTISING. In advertising and sales literature, the Fund's performance may be compared with those of market indices and other mutual funds. Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc., and Morningstar, Inc. and advertisements presenting the historical performance of the Fund may also, from time to time, be sent to investors or placed in newspapers and magazines such as the New York Times, the Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

         In advertising and sales literature the Fund may publish various statistics describing its investment portfolio such as the Fund's average maturity, duration, average credit quality distribution yield, beta, standard deviation, etc.

         In reports or other communications to shareholders, and in advertising material, the Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Kiplinger's, Institutional Investor and Money Magazine. Any given performance comparison should not be considered representative of the Fund's performance for any future period.